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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     February 16, 2005
                                                --------------------------------

                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

               Ohio                      0-21026                 31-1364046
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  (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)             File Number)         Identification No.)

      39 East Canal Street, Nelsonville, Ohio                       45764
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 16, 2005, Rocky Shoes & Boots, Inc. (the "Company") issued a press release entitled "Rocky Shoes & Boots, Inc. Reports Record Revenues and Earnings for the Fourth Quarter and Full Year 2004" regarding its consolidated financial results for the fourth quarter and year ended December 31, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 by reference.

            The information in this Item 2.02 of this Form 8-K, including
Exhibit 99.1 hereto, shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01         OTHER EVENTS.

         On February 14, 2005, the Company issued a press release entitled "Rocky Shoes & Boots Announces Order from United States Military" regarding an order received from the United States Military to produce Infantry Combat Boots for approximately $21 million. A copy of the Company's press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated into this Item
8.01 by reference.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                         Description
                99.1          Press Release, dated February 16, 2005, entitled
                              "Rocky Shoes & Boots, Inc. Reports Record Revenues
                              and Earnings for the Fourth Quarter and Full
                              Year 2004"

                99.2          Press Release, dated February 14, 2005, entitled
                              "Rocky Shoes & Boots Announces Order from
                              United States Military"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROCKY SHOES & BOOTS, INC.

Date:  February 16, 2005               By:  /s/ James E. McDonald
                                           -------------------------------------
                                           James E. McDonald, Executive Vice
                                           President and Chief Financial Officer


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                                  EXHIBIT INDEX

             Exhibit No.                         Description
                99.1          Press Release, dated February 16, 2005, entitled
                              "Rocky Shoes & Boots, Inc. Reports Record Revenues
                              and Earnings for the Fourth Quarter and Full
                              Year 2004"

                99.2          Press Release, dated February 14, 2005, entitled
                              "Rocky Shoes & Boots Announces Order from
                              United States Military"


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